UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34747 (Commission File No.)	20-3898239 (I.R.S. Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the closing of the purchase of the AM Business (see Item 2.01 below), Spansion LLC (“Spansion LLC”), a Delaware limited liability company and a wholly-owned subsidiary of the Spansion Inc. (the “Company”), and Fujitsu Semiconductor Limited, a Japanese corporation (“Seller”) entered into the following agreements:

AM Product Foundry Agreement

On the Closing Date, Spansion LLC and Seller executed an AM Product Foundry Agreement (the “Foundry Agreement”), pursuant to which Seller will exclusively provide certain foundry services for products related to the AM Business (“AM Products”) for certain time periods and subject to certain conditions, extensions and exclusivity termination rights. Buyer has no minimum purchase commitments under the Foundry Agreement.

Subject to certain limitations and exceptions, Seller has agreed to indemnify Spansion from any losses incurred resulting from certain third party claims to the extent the process technology used in connection with the fabrication of the wafers supplied under the Foundry Agreement, or any use or exploitation thereof, infringes intellectual property rights of third parties. Subject to certain limitations and exceptions, Spansion has agreed to indemnify Seller from any losses incurred resulting from certain third party claims to the extent any future AM Products (other than process technologies used in connection with the fabrication of wafers supplied under the Foundry Agreement), or any use or exploitation thereof, infringes any intellectual property rights of third parties.

Either party may at its option terminate the Foundry Agreement, without liability to the other party, in the event that (i) the other party (the “Breaching Party”) fails to correct or cure any material breach by such Breaching Party of any covenant or obligation under the Foundry Agreement within sixty (60) days after receipt by such Breaching Party of a written notice from the non-Breaching Party specifying such breach, (ii) the other party fails to pay its material debts as they come due, makes an assignment for the benefit of creditors (or takes similar action under United States, Japanese or other applicable law), or files a voluntary petition in bankruptcy (or makes a similar filing under United States, Japanese or other applicable law) or otherwise invokes any laws for the protection of debtors under United States, Japanese or other applicable law, or (iii) the other party has filed against it an involuntary petition in bankruptcy (or similar filing under United States, Japanese or other applicable law) and fails to obtain the dismissal of such petition within thirty (30) days after its filing.

The preceding description of the Foundry Agreement is qualified in its entirety by reference to the full text of the Foundry Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

AM Product Sort Services Agreement

On the Closing Date, Spansion LLC and Seller executed an AM Product Sort Services Agreement (the “Sort Agreement”), pursuant to which Seller will exclusively provide certain probe testing and related services for AM Products for certain time periods and subject to certain conditions, extensions and exclusivity termination rights. Buyer has no minimum purchase commitments under the Sort Agreement.

Either party may at its option terminate the Sort Agreement, without liability to the other party, in the event that (i) the other party (the “Breaching Party”) fails to correct or cure any material breach by such Breaching Party of any covenant or obligation under the Sort Agreement within sixty (60) days after receipt by such Breaching Party of a written notice from the non-Breaching Party specifying such breach, (ii) the other party fails to pay its material debts as they come due, makes an assignment for the benefit of creditors (or takes similar action under United States, Japanese or other applicable law), or files a voluntary petition in bankruptcy (or makes a similar filing under United States, Japanese or other applicable law) or otherwise invokes any laws for the protection of debtors under United States, Japanese or other applicable law, or (iii) the other party has filed against it an involuntary petition in bankruptcy (or similar filing under United States, Japanese or other applicable law) and fails to obtain the dismissal of such petition within thirty (30) days after its filing.

The preceding description of the Sort Agreement is qualified in its entirety by reference to the full text of the Sort Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

AM Product Assembly and Test Services Agreement

On the Closing Date, Spansion LLC and Seller executed an AM Product Assembly and Test Services Agreement (the “Assembly and Test Agreement”), pursuant to which Seller will exclusively provide certain assembly and test services for AM Products for certain time periods and subject to certain conditions, extensions and exclusivity termination rights. Buyer has no minimum purchase commitments under the Assembly and Test Agreement. Subject to certain limitations and exceptions, Seller has agreed to indemnify Spansion from any losses incurred resulting from certain third party claims to the extent the packaging technology used to perform the assembly and test services under the Assembly and Test Agreement, or any use or other exploitation thereof, infringes intellectual property rights of third parties. Subject to certain limitations and exceptions, Spansion has agreed to indemnify Seller from any losses incurred resulting from certain third party claims to the extent any future AM products (other than packaging technology used to perform assembly and test services under the Assembly and Test Agreement), or any use or exploitation thereof, infringes any intellectual property rights of third parties.

Either party may at its option terminate the Assembly and Test Agreement, without liability to the other party, in the event that (i) the other party (the “Breaching Party”) fails to correct or cure any material breach by such Breaching Party of any covenant or obligation under the Assembly and Test Agreement within sixty (60) days after receipt by such Breaching Party of a written notice from the non-Breaching Party specifying such breach, (ii) the other party fails to pay its material debts as they come due, makes an assignment for the benefit of creditors (or takes similar action under United States, Japanese or other applicable law), or files a voluntary petition in bankruptcy (or makes a similar filing under United States, Japanese or other applicable law) or otherwise invokes any laws for the protection of debtors under United States, Japanese or other applicable law, or (iii) the other party has filed against it an involuntary petition in bankruptcy (or similar filing under United States, Japanese or other applicable law) and fails to obtain the dismissal of such petition within thirty (30) days after its filing.

The preceding description of the Assembly and Test Agreement is qualified in its entirety by reference to the full text of the Assembly and Test Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

AM Product Distribution Agreement

On the Closing Date, Spansion LLC and Seller executed a five-year AM Product Distribution Agreement (the “Distribution Agreement”), pursuant to which Spansion LLC will grant Seller the right to (i) exclusively distribute the AM Products in Japan and to other specified accounts and (ii) to non-exclusively distribute AM Products to other accounts outside of Japan, in each subject to specified pricing terms.

Subject to certain limitations and exceptions, Spansion has agreed to indemnify Seller from any losses incurred resulting from certain third party claims that AM products purchased, marketed, sold or otherwise distributed under the Distribution Agreement or any manufacturing, assembly, packaging or other processes or technology used to manufacture, assemble, package or otherwise process the AM products, or any use of other exploitation thereof, infringes any intellectual property rights of third parties.

The Distribution Agreement will be effective until the fifth (5th) anniversary of the Closing Date (the “Initial Term”), unless terminated as set forth below. After the expiration of the Initial Term, the term of the Distribution Agreement shall renew automatically for additional one (1) year periods, unless (a) terminated as set forth below, or (b) either Party provides written notice to the other Party of its intention not to renew no later than one hundred eighty (180) days prior to the expiration of the then-current term.

In the event that either party materially defaults in the performance of a material obligation under the Distribution Agreement, then the non-defaulting party may terminate this Agreement upon written notice following a one hundred twenty (120) day cure period.

The preceding description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

Transition Services Agreement

On the Closing Date, Buyer and Seller executed a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which Seller will provide specified general administrative and information technology services for up to eighteen (18) months following the Closing Date to support Buyer in connection with its taking over the AM Business. Buyer expects to pay Seller approximately $22 million in the aggregate for Seller’s services over the term of the Transition Services Agreement.

The preceding description of the Transition Services Agreement is qualified in its entirety by reference to the full text of the Transition Services Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

Intellectual Property Assignment and License Agreements

In connection with the purchase of the AM Business, Spansion LLC and Seller entered into an Intellectual Property Assignment Agreement (the “IP Assignment Agreement”) and an Intellectual Property License Agreement (the “IP License Agreement”). Pursuant to the IP Assignment Agreement, Seller transferred certain patents and other intellectual property rights to Spansion LLC. Pursuant to the IP License Agreement, Spansion granted back to Seller a non-exclusive, worldwide, fully paid, royalty-free (except in certain circumstances described below), non-transferable (subject to limited exceptions) perpetual and irrevocable license to certain patents and intellectual property rights assigned to Spansion pursuant to the IP Assignment Agreement, and Seller granted Spansion a non-exclusive, worldwide, fully paid, royalty-free, non-transferable (subject to limited exceptions) perpetual and irrevocable license to certain patents and intellectual property rights related to the AM Business that were retained by Seller.

The preceding descriptions of the IP Assignment Agreement and IP License Agreement are qualified in their entirety by reference to the full texts of such agreements, which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

Inventory Purchase and Sale Agreement

On the Closing Date, Spansion LLC paid approximately $38 million to purchase existing AM product inventory from Seller pursuant to an Inventory Purchase and Sale Agreement (the “Inventory Purchase Agreement”). The preceding description of the Inventory Purchase Agreement is qualified in its entirety by reference to the full text of the Inventory Purchase Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 29, 2013.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, on April 29, 2013 (U.S. time), the Company announced the execution of a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of April 30, 2013 (Japan Time), by and among Spansion LLC, Nihon Spansion Limited, a Japanese corporation and a wholly owned subsidiary of Spansion LLC (“Buyer”), and Seller.

Pursuant to the Stock Purchase Agreement, on August 1, 2013 (the “Closing Date”), Buyer and Spansion LLC acquired certain subsidiaries and assets, including approximately 1,200 patents and patent applications, of Seller and assumed certain liabilities of Seller for purposes of acquiring Seller’s business of designing, developing marketing and selling analog semiconductor and microcontroller products (the “AM Business”). The purchase price for the AM Business was approximately $110 million. In connection with the sale of the AM Business, Seller intends to transfer approximately 1,100 of Seller’s employees primarily engaged in the AM Business to Buyer on or after the Closing Date.

On August 1, 2013, the Company issued a press release announcing that it had closed the transactions contemplated by the Stock Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include statements related to the estimates Spansion LLC expects to pay under the Transition Services Agreement and the timing and number of employees Spansion LLC and Buyer expect to employ from Seller following the Closing Date. The Company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2013 and subsequent Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item. 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 1, 2013, announcing the closing of the purchase of the AM Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC.
(Registrant)

Date: August 6, 2013	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 1, 2013, announcing the closing of the purchase of the AM Business.